PROSPECTUS SUPPLEMENT

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company

Supplement dated November 12, 2024,
to
Prospectuses dated May 1, 2024,
for
Stag Protector® Variable Universal Life Policies

This supplement updates and amends certain information contained in the current prospectus and updating summary prospectus, as applicable, for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective as of November 1, 2024, Franklin Templeton Investment Management Limited replaced Putnam Investments Limited as a subadvisor to the following funds: Putnam VT Core Equity Fund, Putnam VT Diversified Income Fund, Putnam VT Emerging Markets Equity Fund, Putnam VT Focused International Equity Fund, Putnam VT George Putnam Balanced Fund Putnam VT Global Asset Allocation Fund, Putnam VT Global Health Care Fund, Putnam VT Government Money Market Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Putnam VT International Value Fund, Putnam VT Large Cap Growth Fund, Putnam VT Large Cap Value Fund, Putnam VT Small Cap Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Sustainable Leaders Fund.

Due to the change listed above, the rows for these Funds in APPENDIX A: Funds Available Under the Policy are hereby revised.

To obtain a copy of the current prospectus or updating summary prospectus, please visit
www.policyowner-services.com/productperformance or call 800-231-5453.

PRODUCTSUP236                                                    HLP-205